UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment #2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2007

ZEALOUS TRADING GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-26383 (Commission File Number)	88-0325940 (I.R.S. Employer Identification Number)

1800 Century Park East, Suite 200, Los Angeles, California 90067
 (Address of principal executive offices) (zip code)

(310) 895-7740
 (Registrant's telephone number, including area code)

Copies to:
 Marc Ross, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

As previously reported, on July 16, 2007, Zealous Trading Group, Inc. (fka Atlantic Syndication Network, Inc.) (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among, wholly owned subsidiary of the registrant ASNI II, INC., a Delaware corporation (the “ASNI-II”) and Zealous Holdings, Inc., a Delaware corporation (the “Zealous”).  In addition, on February 15, 2008, the Company, ASNI-II and Zealous entered into an amendment agreement (the “First Amendment”), pursuant to which Subsections (ii) and (iii) of Article VIII of the Merger Agreement, which previously required, as a condition to the Merger, that the Company’s stockholders would be asked to adopt the following proposals: “(ii) increasing the number of authorized shares of Company Common Stock from 50,000,000 to 100,000,000 shares, (iii) increasing the authorized shares of Company Common Stock from 500,000 to 1,000,000 shares.”  Pursuant to the First Amendment, Subsections (ii) and (iii) of Article VIII of the Merger Agreement were deleted and replaced with the following: “(ii) the increase of the authorized shares of Parent Common Stock from 50,000,000 to 1,500,000,000 shares, (iii) the authorization of 10,000,000 shares of blank check preferred stock of Parent.”

On April 30, 2008, the Company, ASNI-II and Zealous entered into a second amendment agreement (the “Second Amendment”), pursuant to which:

(i)	Article II, Section 2.2(a) of the Merger Agreement, the language “Jones Garneau LLP” is deleted in its entirety and replaced with “OTC Stock Transfer.”

(ii)
The first sentence of Article III, Section 3.1(f) of the Merger Agreement is amended to read as follows:  “The authorized capital stock of the Company consists of Five Million (5,000,000) shares of Class A common stock with a par value of $0.0001 per share; Three Million (3,000,000) shares of Class B common stock with a par value of $0.0001; and Two Million (2,000,000) shares of preferred stock, of which the Company has issued Five Million (5,000,000) shares of Class A common stock with a par value of $0.0001 per share and One Million Six Hundred Thirty-Three Thousand Eight Hundred Thirty-Eight (1,633,838) shares of Class B common stock with a par value of $0.0001;  in addition, the Company has a contractual obligation to issue Two Hundred Sixty Eight Thousand (268,000) shares of preferred stock.”

(iii)	Article III, Section 3.1(i) of the Merger Agreement is amended such that the language “June 30, 2007” is replaced with “December 31, 2007.”

(iv)
The first sentence of Article III, Section 3.2(f) of the Merger Agreement is amended to read as follows:  “The authorized capital stock of the Parent consists solely of 1,500,000,000 shares of common stock, par value $0.001 per share, of which 50,000,000 shares remain issued and outstanding.”

(v)	Article IV, Section 4.10(a) of the Merger Agreement is amended such that “three promissory notes” is deleted and replaced with “one promissory note”.

(vi)	The parties acknowledge that the consideration referenced in Article IV, Section 4.10(a)(i) has already been paid and that no further obligation arising under such subsection remains.

(vii)
Article IV, Section 4.10(a)(ii) of the Merger Agreement is deleted in its entirety and replaced with: “The parties will issue at Closing notes for the remaining balance due to Mr. Wyatt approximately $166,637 and will cooperate to allocate the remaining balance due to rent, compensation and accrued loan payable.  Such notes shall be substantially in the form attached hereto as Exhibit aa.”

(viii)
In the first sentence of Article IV, Section 4.13(a) of the Merger Agreement, the phrase “to convene a special meeting of its stockholders” is amended to read, “to obtain a written consent in lieu of a special meeting of its stockholder.”

(ix)
Article VI, Section 6.2(h) of the Merger Agreement is amended such that the entire section is deleted and replaced with “a certificate of the Company, in form and substance reasonably satisfactory to the Parent, dated the Closing Date and signed by the President and the Chief Financial Officer of the Company, evidencing compliance with the conditions set forth in SECTIONS 5.2(a) and 5.2(b).”

(x)
Article VI, Section 6.3(m) of the Merger Agreement is deleted and replaced with “(i) evidence that the Parent’s board of directors is authorized to consist of four individuals, (ii) evidence of the appointment of such directors of Merger Sub as designated by the Company to serve immediately following the Closing Date and (iii) evidence of the appointment of such executive officers of Merger Sub to serve immediately upon the Closing Date as shall have been designated by the Company; and”.

(xi)
Article VII, Section 7.1(b) of the Merger Agreement is amended in part such that the language “March 1, 2008” is deleted in its entirety and replaced with “May 16, 2008, or such other date as mutually agreed by the respective boards of directors.”

(xii)
Article IX, Section 9.1(b) of the Merger Agreement is amended in part such that the language “Jones Garneau LLP 670 White Plains Road, Scarsdale, NY 10583, Att: Robert Newman” is deleted in its entirety and replaced with “Zealous Holdings, Inc., 1800 Century Park East, Suite 200, Los Angeles, CA 90067, Attn: Karen Minnetian.”

(xiii)	Article VI, Section 6.3(d) of the Merger Agreement is amended such that “Parent and” is deleted.

(xiv)	Article VI, Section 6.3(e) of the Merger Agreement is amended such that “Parent and” is deleted.

(xv)
Article VI, Section 6.3(f) of the Merger Agreement is deleted and replaced with “a resolution of the Parent appointing the directors of the Company (or their designees) as the directors of the Surviving Entity”.

(xvi)	The following sections of the Merger Agreement were deleted in their entirety:

(a)	Article V, Section 5.2(i)
(b)	Article VI, Section 6.2(i)
(c)	Article VI, Section 6.3(k)
(d)	Article VI, Section 6.3(l)

In addition, on April 30, 2008, the Company, ASNI-II and Zealous entered into an agreement (the “Clarification Amendment”) to clarify certain procedures and closing items in connection with the Agreement, as amended.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of July 16, 2007, by and among Atlantic Syndication Network, Inc., ASNI-II, Inc. and Zealous Holdings, Inc., previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on July 20, 2007 and incorporated herein by reference.

2.2
Amendment to Agreement and Plan of Merger dated as of February 15, 2008, previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on February 20, 2008 and incorporated herein by reference.

2.3	Second Amendment to Agreement and Plan of Merger dated as of April 30, 2008 (filed herewith).

2.4	Agreement, dated as of April 30, 2008, by and among Zealous Trading Group, Inc., ASNI-II, Inc. and Zealous Holdings, Inc. (filed herewith).

10.1
Voting Agreement of each of Kent G. Wyatt, Sr. and Sarah Wyatt by and among Atlantic Syndication Network and Zealous Holdings, Inc., dated as of July 16, 2007, previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on July 20, 2007 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zealous Trading Group, Inc.

Dated: May 6, 2008	By:	/s/ MILTON C. AULT, III
Milton C. Ault, III
Chief Executive Officer

5